Exhibit 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Nord Anglia Education, Inc. (the “Company”) on Form 20-F for the fiscal year ended August 31, 2016 initially filed with the Securities and Exchange Commission on November 29, 2016, as amended by Amendment No. 1 on Form 20-F/A filed on the date hereof (the “Report”), I, Graeme Halder, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    June 9, 2017

By:	/s/ Graeme Halder
	Name:	Graeme Halder
	Title:	Chief Financial Officer